UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2017

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization with Minden Bancorp, Inc.

On October 5, 2017, Business First Bancshares, Inc. (“Business First”), the holding company for Business First Bank, Baton Rouge, Louisiana, entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with Minden Bancorp, Inc. (“MBI”), the holding company for MBL Bank, Minden, Louisiana, and BFB Acquisition Company, a Louisiana corporation and wholly-owned subsidiary of Business First (“Merger Subsidiary”). The Reorganization Agreement provides for the merger of the Merger Subsidiary with and into MBI, with MBI as the surviving corporation. Immediately following the merger, MBI will be merged with and into Business First, with Business First as the surviving corporation, and then MBL Bank will be immediately merged with and into Business First Bank, with Business First Bank as the surviving bank.

Under the terms of the Reorganization Agreement, each of the issued and outstanding shares of MBI common stock will be converted into and represent the right to receive $31.50 through a combination of cash from Business First and a special dividend of up to $20.0 million from MBI immediately prior to closing. Prior to closing, each stock option issued by MBI will be cancelled in exchange for $31.50 less the exercise price. In the aggregate, MBI’s shareholders and equity rights holders will receive approximately $76.1 million.

The Reorganization Agreement contains customary representations, warranties and covenants by the parties. Included among the covenants contained in the Reorganization Agreement is the obligation of MBI not to solicit, initiate, encourage or otherwise facilitate any inquiries or other proposals related to, participate in any discussions or negotiations regarding or furnish any nonpublic information related to, any alternative business combination transaction, subject to certain exceptions. In the event that MBI receives an unsolicited proposal with respect to an alternative business combination transaction that its board of directors determines to be superior to the transaction with Business First, Business First will have an opportunity to match the terms of such proposal, subject to certain requirements.

The assertions embodied in the representations and warranties contained in the Reorganization Agreement were made solely for purposes of the Reorganization Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating terms. Moreover, the representations and warranties are subject to contractual standards of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Business First and MBI rather than establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Business First or MBI at the time they were made or otherwise. The representations and warranties of the parties will not survive the closing.

Consummation of the transactions contemplated by the Reorganization Agreement is subject to various customary conditions, including, without limitation (i) the approval of the shareholders of MBI, (ii) the receipt of certain regulatory approvals, (iii) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Reorganization Agreement (subject to customary materiality qualifiers), and (iv) the absence of a material adverse change with respect to Business First or MBI.

The Reorganization Agreement contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Reorganization Agreement if the closing has not occurred by June 30, 2018, and the right of MBI to terminate the Reorganization Agreement, subject to certain conditions, to accept a business combination transaction deemed by its board of directors to be superior to the proposed merger. The Reorganization Agreement is subject to termination by either party under certain conditions and provides for the payment of a termination fee of $3,000,000 payable by MBI upon termination of the Reorganization Agreement under certain circumstances.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by reference to the complete text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

The Reorganization Agreement has been approved by the boards of directors of each of Business First and MBI, and the Reorganization Agreement has been executed and delivered by each of the parties. Subject to the satisfaction of all closing conditions, including the receipt of all required regulatory and shareholder approvals, the merger is expected to be completed in the first quarter of 2018. In connection with the execution of the Reorganization Agreement, certain directors and executive officers of MBI entered into customary non-competition agreements and voting agreements related to the transaction. The non-competition agreements provide generally that the executing party will not solicit the former employees or customers of MBI, or otherwise engage in banking activities in competition with Business First, for a period of two years following the effective date of the merger, subject to certain exceptions. The voting agreements generally provide that the executing party will vote his or her shares in favor of the Reorganization Agreement at any meeting of the MBI shareholders called to consider such transaction(s).

Private Placement of Common Stock

On October 5, 2017, Business First also entered into Securities Purchase Agreements and Registration Rights Agreements with certain institutional investors and Subscription Agreements with certain other accredited investors, including certain directors and executive officers of Business First, pursuant to which Business First agreed to sell in a private placement offering (the “Private Placement”) an aggregate of up to 3,300,000 shares of Business First’s common stock (the “Private Placement Shares”) at a purchase price of $20.00 per share. Stephens Inc. served as the sole placement agent for the Private Placement. The Private Placement closed on October 12, 2017, with Business First selling 3,299,925 shares for gross proceeds of approximately $66.0 million. Business First estimates the net proceeds of the Private Placement will be approximately $62.7 million, after deducting placement agent fees and other offering related expenses, and will be used to partially fund Business First’s acquisition of MBI and for general corporate purposes.

The Securities Purchase Agreements contain representations and warranties, covenants, and indemnification provisions that are customary for private placements of shares of common stock by companies that file current and periodic reports with the Securities and Exchange Commission (the “Commission”), but do not have shares of common stock listed for trading on a national securities exchange. The representations and warranties made by Business First will survive for a period of one year following closing.

The Private Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act and Regulation D of the Commission promulgated under the Securities Act, and, as a result, the Private Placement Shares may not be offered or sold in the United States absent a registration statement or exemption from registration.

Pursuant to the Registration Rights Agreements, Business First has agreed to file with the Commission a registration statement with respect to the resale of the Private Placement Shares sold to certain institutional investors no later than the earlier of (i) forty-five (45) days after the consummation of the merger of Business First and MBI or (ii) the termination of the Reorganization Agreement (the “Filing Deadline”). Business First has agreed to have such registration statement declared effective by the Commission no later than the earlier of (i) the fifth (5th) trading day after the Commission notifies Business First that it will not review or has completed its review of such registration statement, or (ii) the 90th day after the Filing Deadline. Business First’s obligations under the Registration Rights Agreements may be suspended if the Private Placement Shares subject to the Registration Rights Agreements are eligible for resale to the public under Rule 144 under the Securities Act or under certain other conditions. Business First additionally agreed to submit an initial listing application with a national exchange prior to the Filing Deadline, with the listing to become effective prior to sixty (60) days after the earlier of (i) the submission of the listing application or (ii) the Filing Deadline. The accredited investors that purchased Private Placement Shares under the terms of the Subscription Agreements are not entitled to registration of their shares under the terms of the Registration Rights Agreements.

The foregoing summary of the Securities Purchase Agreements and Registration Rights Agreements is qualified in its entirety by reference to the complete text of those documents, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K under the heading “Private Placement of Common Stock” is incorporated by reference into this Item 3.02.

7.01	Regulation FD Disclosure.

On October 6, 2017, Business First and MBI issued a press release announcing the execution of the Reorganization Agreement and the Private Placement, a copy of which is furnished as Exhibit 99.1.

Business First used certain presentation materials to present the Private Placement to certain institutional investors and accredited investors, who previously agreed to maintain the confidentiality of such materials, a copy of which is furnished as Exhibit 99.2. Business First does not undertake to update these materials after the date of this report, nor will this report be deemed a determination or admission as to the materiality of any information contained herein or in Exhibit 99.2.

The information set forth in this Item 7.01 (including the information in Exhibits 99.1 and 99.2 hereto) is being furnished to the Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated October 5, 2017, by and among Business First Bancshares, Inc., Minden Bancorp, Inc. and BFB Acquisition Company*

4.1	Form of Registration Rights Agreement

10.1	Form of Securities Purchase Agreement*

99.1	Joint Press Release, issued by Business First Bancshares, Inc. and Minden Bancorp, Inc., dated October 6, 2017

99.2	Investor Presentation Materials

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Business First and MBI, including future financial and operating results; Business First’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Business First may be unable to obtain governmental and regulatory approvals required to consummate the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Business First discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the Commission. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 12, 2017

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated October 5, 2017, by and among Business First Bancshares, Inc., Minden Bancorp, Inc. and BFB Acquisition Company*

4.1	Form of Registration Rights Agreement

10.1	Form of Securities Purchase Agreement*

99.1	Joint Press Release, issued by Business First Bancshares, Inc. and Minden Bancorp, Inc., dated October 6, 2017

99.2	Investor Presentation Materials

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.